                                                                   EXHIBIT 99.01

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      (18 U.S.C. SECTION 1350, AS ADOPTED)


     In connection with the Annual Report of Macrovision Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William A. Krepick certifies in his capacity as Chief Executive Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), that to the best of his knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of March 31, 2003.


                                                 /s/ William A. Krepick
                                              ----------------------------
                                              William A. Krepick
                                              Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.